HUBCO, INC.
                               POWER OF ATTORNEY
                                    FORM S-4

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Kenneth T. Neilson, his attorney-in-fact, with power of substitution, for him in any and all capacities, to sign any and all amendments (whether pre-or post-effective), to this Registration Statement on Form S-4 of HUBCO, Inc. (SEC File No. 333-10761) and to file the same with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue thereof.

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

    Signature                            Title                         Date
    ---------                            -----                         -----

KENNETH T. NEILSON             Chairman, President, Chief    September 17, 1996
- -----------------------      Executive Officer and Director
(Kenneth T. Neilson)          (Principal Executive Officer)

ROBERT J. BURKE                         Director             September 17, 1996
- -----------------------
(Robert J. Burke)

                                        Director
- -----------------------
(Donald P. Calcagnini)

 JOAN DAVID                             Director             September 17, 1996
- -----------------------
(Joan David)

 THOMAS R. FARLEY                       Director             September 17, 1996
- -----------------------
(Thomas R. Farley)

                                        Director
- -----------------------
(Robert B. Goldstein)

BRYANT MALCOLM                          Director             September 17, 1996
- -----------------------
(Bryant Malcolm)

W. PETER McBRIDE                        Director             September 17, 1996
- -----------------------
(W. Peter McBride)

                                        Director             September 17, 1996
- -----------------------
(Harry J. Leber)

CHARLES F.X. POGGI                      Director             September 17, 1996
- -----------------------
(Charles F.X. Poggi)

JAMES E. SCHIERLOH                      Director             September 17, 1996
- -----------------------
(James E. Schierloh)

                                        Director
- -----------------------
(John Tatigian)

                                        Director
- ----------------------------
(Sister Grace Frances Strauber)

RICHARD LINHART             Treasurer and Chief Financial    September 17, 1996
- -----------------------      Officer (Principal Financial
(Richard Linhart)                      Officer)

CHRISTINA L. MAIER          Assistant Treasurer (Principal   September 17, 1996
- -----------------------          Accounting Officer)
(Christina L. Maier)